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                                  EXHIBIT 99.1

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EQUITY ONE MORTGAGE 04-5 - PRICE/YIELD - AF1

Balance                  $153,120,000.00     Delay              0
Coupon                   2.25                Dated              11/24/2004
Settle                   11/24/2004          First Payment      12/25/2004

Price                    A1 Fwd + 100        A1 Fwd + 200       A1 Fwd + 300

                   WAL               1.01                1.02               1.04
Principal Window Begin                  1                   1                  1
  Principal Window End                 23                  23                 24

                LIBORs          Fwd + 100           Fwd + 200          Fwd + 300

                Prepay   100 PricingSpeed    100 PricingSpeed   100 PricingSpeed
   Optional Redemption           Call (N)            Call (N)           Call (N)